THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C
Lincoln National Variable Annuity Account E
Lincoln National Variable Annuity Account H
Lincoln National Variable Annuity Account L
Lincoln Life Variable Annuity Account N
Lincoln Life Variable Annuity Account Q

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H
Lincoln Life & Annuity Variable Annuity Account L
Lincoln New York Account N for Variable Annuities

Supplement dated January 17, 2012

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part. Please contact your registered representative to determine if this information applies to you.

The Contracts – Surrenders and Withdrawals: As of Friday, January 13, 2012, lump sum surrenders will no longer be placed in a SecureLine® account.